New York Financial Community December 6, 2005 Exhibit 99.01

Regarding Forward-Looking Statements Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can also be identified by the use of forward-looking terminology such as "may," "intend," "expect," or "continue" or comparable terminology and are made based upon management's expectations and beliefs concerning future developments and their potential effect upon New Jersey Resources (NJR or the Company). There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management. The Company cautions persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding customer growth, financial condition, results of operations, cash flows, capital requirements, market risk and other matters for fiscal 2006 and thereafter include many factors that are beyond the Company's ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and changes in the debt and equity capital markets. The factors that could cause actual results to differ materially from NJR's expectations include, but are not limited to, such things as weather and economic conditions, demographic changes in the New Jersey Natural Gas (NJNG) service territory, rate of NJNG customer growth, volatility of natural gas commodity prices, the impact of the Company's risk management efforts, including commercial and wholesale credit risks, conversion activity and other marketing efforts, labor costs, the actual energy usage patterns of NJNG's customers, the pace of deregulation of retail gas markets, access to adequate supplies of natural gas, the regulatory and pricing policies of federal and state regulatory agencies, changes due to legislation at the federal and state level, environmental and other litigation, the level of environmental expenditures, the disallowance of recovery of environmental remediation expenditures, other regulatory changes and changes in and levels of interest rates. While the Company periodically reassesses material trends and uncertainties affecting the Company's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports, the Company does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

A Quality Company We know what we are ... Primarily a regulated natural gas distribution company Complementary wholesale energy services business We focus on the fundamentals We deliver consistent results for our stakeholders NJR has increased EPS for the last 14 years with a CAGR of 7.7 percent over the past 10 years

Our Profile A Company with ... 14 consecutive years of growth, an industry record A 5-year average annual return of 14 percent An above average dividend growth rate of 5.9 percent A strong financial profile (S+P: A+, Moody's: Aa3) A market capitalization of $1.3 billion NJNG 1582 NJRES 501 Retail and Other 127 NJNG 97.5 NJRES 31.4 Retail and Other 9.4 NJNG 54.8 NJRES 16.5 Retail and Other 3.3

Our Service Area Largest independent LDC in New Jersey Growing customer base Primarily residential and small commercial Consistent growth forecast NYC Phila. Atlantic City Excellent service area demographics

1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 1.13 1.24 1.28 1.37 1.48 1.56 1.67 1.81 1.97 2.12 2.41 2.6 2.7 Consistent Earnings Growth NJR estimates $2.75 to $2.85 per basic share in fiscal 2006 * Net of certain items *

1995 1996 1997 1998 1999 2000 East 1.52 1.56 1.6 1.64 1.68 1.72 2000 2001 2002 2003 2004 2005 2006 1.15 1.17 1.2 1.24 1.3 1.36 1.44 * Effective January 3, 2006 * Dividends per Share Payout Ratio Rewarding Our Shareowners 2000 2001 2002 2003 2004 2005 0.64 0.59 0.57 0.51 0.5 0.49 1-year dividend growth rate of 5.9 percent

Rewarding our Shareowners Shares Authorized (millions): 2.5 Shares Repurchased (millions): 2.2 Split-adjusted average cost: $28.55 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 33 241 249 320 378 126 185 47 31 547 September 30, 2005 Share Repurchase Program

Industry Challenges What issues are on investor's minds? Price Supply What are we doing about it? Hedging our portfolio (80 percent hedged for 2005- 06 winter) Using incentive programs to moderate volatility Keeping price increases below national averages Ensuring access to supply Considering alternate regulatory strategies

Increasing Prices 5/1/2005 6.645 5/2/2005 6.645 5/3/2005 6.495 5/4/2005 6.61 5/5/2005 6.485 5/6/2005 6.655 5/7/2005 6.67 5/8/2005 6.67 5/9/2005 6.67 5/10/2005 6.555 5/11/2005 6.67 5/12/2005 6.63 5/13/2005 6.625 5/14/2005 6.47 5/15/2005 6.47 5/16/2005 6.47 5/17/2005 6.455 5/18/2005 6.41 5/19/2005 6.495 5/20/2005 6.39 5/21/2005 6.365 5/22/2005 6.365 5/23/2005 6.365 5/24/2005 6.34 5/25/2005 6.445 5/26/2005 6.33 5/27/2005 6.3 5/28/2005 6.225 5/29/2005 6.225 5/30/2005 6.225 5/31/2005 6.225 6/1/2005 6.315 6/2/2005 6.365 6/3/2005 6.65 6/4/2005 6.645 6/5/2005 6.645 6/6/2005 6.645 6/7/2005 7.05 6/8/2005 7.125 6/9/2005 7.22 6/10/2005 7.05 6/11/2005 7.095 6/12/2005 7.095 6/13/2005 7.095 6/14/2005 7.08 6/15/2005 7.32 6/16/2005 7.395 6/17/2005 7.41 6/18/2005 7.6 6/19/2005 7.6 6/20/2005 7.6 6/21/2005 7.82 6/22/2005 7.47 6/23/2005 7.395 6/24/2005 7.505 6/25/2005 7.46 6/26/2005 7.46 6/27/2005 7.46 6/28/2005 7.29 6/29/2005 7.055 6/30/2005 7.075 7/1/2005 7.015 7/2/2005 7.01 7/3/2005 7.01 7/4/2005 7.01 7/5/2005 7.01 7/6/2005 7.385 7/7/2005 7.685 7/8/2005 7.62 7/9/2005 7.86 7/10/2005 7.86 7/11/2005 7.86 7/12/2005 7.35 7/13/2005 7.775 7/14/2005 7.775 7/15/2005 7.995 7/16/2005 8.025 7/17/2005 8.025 7/18/2005 8.025 7/19/2005 7.765 7/20/2005 7.7 7/21/2005 7.75 7/22/2005 7.645 7/23/2005 7.405 7/24/2005 7.405 7/25/2005 7.405 7/26/2005 7.38 7/27/2005 7.455 7/28/2005 7.505 7/29/2005 7.69 7/30/2005 7.69 7/31/2005 7.69 8/1/2005 7.77 8/2/2005 8.02 8/3/2005 8.375 8/4/2005 8.755 8/5/2005 8.54 8/6/2005 8.605 8/7/2005 8.605

Our Commodity Price vs. the NYMEX Excel.Chart.8

Helping Customers Filing made with to extend incentive programs through October 2007 Customer bills reduced by about $266 million, or 4 percent, annually since program inception 2001 2002 2003 2004 2005 Customer Savings 25 24 19 28 31 Shareowner Margin 5 5 5 6 6 $29 $30 $24 $34 $37 $37

Reliable Supply DTH % Storage 318,920 40.0 Pipeline Capacity 301,380 37.8 LNG 130,000 16.3 3rd Party Suppliers 46,794 5.9 TOTAL 797,094 100.0 TOTAL 797,094 100.0 Peak Day Supply Scenario

High Prices are Changing our Business Price affects usage Requires greater emphasis on efficiency and conservation Consistent with New Jersey energy policy Need to align regulatory strategy with new market realities market realities market realities market realities market realities market realities market realities market realities market realities market realities

Components of NJNG Bill BGSS 1259.72 SBC 48.91 Delivery 367.38 BGSS 419.31 SBC 7.51 Delivery 414.99 Based on annual sales of 1,000 therms

Conservation and Usage Adjustment 5-year Pilot Program Filed with the BPU on December 5, 2005 Encourages conservation and efficiency Will replace WNC with a margin-per-customer model Separates throughput from margin Accumulated differences are recovered/returned in subsequent period Seeking January 1, 2006 effective date Proposal promotes comfort and convenience for customers while increasing energy conservation and efficiency while increasing energy conservation and efficiency while increasing energy conservation and efficiency

Benefits - Conservation and Usage Adjustment Customers Receive aggressive promotion of energy conservation and efficiency this winter - more ways to save Regulators Complementary program to NJ Clean Energy Utilities new channel to market - increase awareness Pilot is a learning experience NJNG Fully aligns financial, customer and policy interests Provides benefits for multiple stakeholders and is a sensible approach within the current environment sensible approach within the current environment sensible approach within the current environment

Strong Customer Growth 1999 397 2000 410 2001 423 2002 434 2003 444 2004 455 2005 462 Customer growth still critical for future success New Conversions 6890 3545

Preliminary 30899 Final 19736 Conceptual 3724 Pending 479 Pending Preliminary Final Conceptual Non Heat 9751 On Main 39880 Off main 81334 New Customers = 54,838 Non-heat customers Non-gas off main Non-gas on/near main Conversions = 130,965 Future Growth Potential Sources: Local Planning Boards and NJNG Harte Hanks & A.D. Little Studies Healthy "inventory" for continued customer growth

Fuel Price Comparison Comparison based on October 2005 prices based on 100,000 comparable btu's * Price subject to BPU approval * Price subject to BPU approval * Price subject to BPU approval * Price subject to BPU approval NJNG* Oil Propane Electric 1.6 1.99 2.44 2.97

Capital Expenditures Customer Growth 21.9 System Integrity 24.1 Technology & Other 3.6 Cost of Removal 5.6 MGP, net 16.7 Pipeline Integrity 11 New Customer 24.7 System Integrity 24.3 Technology & Other 2.3 Cost of Removal 6.7 MGP, net 7.8 Pipeline Intregrity 2.3 2006 Plan: $82.9 million 2005 Actual: $68.1 million

Key Drivers at NJRES Clear business focus Our assets are linked with our strategy We market physical assets Diversified market areas Eastern half of United States and Canada Strong access to capital $325 million of committed credit facilities at NJR Risk management Only natural gas; no commodity speculation Disciplined internal risk management process Low VAR ($3 million) Manage assets for primarily hedged positions

NJRES Asset Base

Portfolio Strategy Integrated physical assets provide the opportunity for profitability across different regions Diverse portfolio captures additional value when prices change between locations Hurricanes Katrina and Rita created changes at various locations Portfolio has been designed to leverage these changes these changes these changes these changes these changes these changes these changes these changes these changes these changes

The Impact of Volatility The Impact of Volatility Louisiana and Chicago trading similarly Katrina Strikes Gulf Louisiana price spikes HIGHER than Chicago. If portfolio can sell Louisiana and buy Chicago, you profit

Working Capital Volatility 9/1/2000 12/1/2000 3/1/2001 6/1/2001 9/1/2001 12/1/2001 3/1/2002 6/1/2002 9/1/2002 12/1/2002 3/1/2003 6/1/2003 9/1/2003 12/1/2003 3/1/2004 6/1/2004 9/1/2004 12/1/2004 3/1/2005 6/1/2005 9/1/2005 -43.6 23 -99.1 -56.7 -20.5 17.8 55.3 75.2 48.5 67.8 -37.8 -25 -18.1 72.6 -34 18 123 110 65.8 127.7 174.1 B O R R O W E D I N V E S T E D Working capital volatility requires a strong financial profile

Counterparty Credit Ratings Publicly-Rated Investment Grade Internally-Rated Investment Grade Non-Investment Grade * East 84 13 3 * Credit exposure to non-investment grade companies is mitigated through the use of prepayments or Letters of Credit. 97 percent of net sales with investment grade companies September 30, 2005

Growing natural gas distribution business Disciplined wholesale energy services strategy Strong regulatory relations Excellent financial profile Consistent financial performance NJR Peer Group S&P 500 5 Years 0.14 0.102 -0.0017 NJR: Quality Performance September 30, 2005

Appendix A: Gross Margin Gross margin is a non-GAAP measure. NJNG's gross margin is defined as gas revenues less gas purchases, sales tax and a Transitional Energy Facilities Assessment (TEFA), which is included in Energy and other taxes on the Consolidated Statements of Income. Management believes that gross margin provides a more meaningful basis for evaluating utility operations than does revenues since natural gas costs, sales tax and TEFA are passed through to customers and, therefore, have no effect on gross margin. NJRES' gross margin is defined as natural gas revenues and management fees less natural gas costs. For reconciliation to our revenue, see our periodic SEC filings available on our Web site at njliving.com

Appendix B: Our Management Team Laurence M. Downes Chairman & Chief Executive Officer New Jersey Resources Mr. Downes is Chairman of the Board and Chief Executive Officer of New Jersey Resources (NJR) and its principal subsidiary, New Jersey Natural Gas (NJNG). He joined NJR in March 1985 and was appointed Senior Vice President and Chief Financial Officer in January 1990. In March 1995, Mr. Downes was elected President and Chief Executive Officer of NJNG and a member of NJR's Board of Directors. In July 1995, he was named President and CEO of NJR. In September 1996, he was elected Chairman of NJR's Board of Directors. He serves as Director and 2005 Chairman of the American Gas Association and as a Trustee of the American Gas Foundation. He is also the 2005 Chairman of the Natural Gas Council. He is Chairman of the Finance Council of the Diocese of Trenton. Mr. Downes received a bachelor's degree in business administration in June 1979 and a master's degree in business administration in June 1981 from Iona College. Kathleen T. Ellis Senior Vice President - Corporate Affairs New Jersey Resources Ms. Ellis is responsible for communications, government relations, regulatory and environmental affairs. Before joining NJR in December 2004, Ms. Ellis was Director of Communications for Governor James E. McGreevey. She also has served as Director of Communications for Newark, N.J.-based Public Service Electric and Gas, one of the largest combined electric and gas companies in the United States. Ms. Ellis received a bachelor's degree in economics from the State University of New York at Binghamton. She serves as a member of the New Jersey State Board of Social Work Examiners and is on the Board of Directors for Friends of the Belmar Harbor. She is a past member of the Board of Directors for the Women's Crisis Services of Hunterdon County and the Community Health Law Project.

Appendix B: Our Management Team Oleta J. Harden Senior Vice President, General Counsel and Secretary New Jersey Resources Serving as General Counsel, Mrs. Harden handles all legal matters for New Jersey Resources (NJR). She joined NJR in 1984. In addition to her legal duties, she is responsible for insurance, rights of way and claims. Mrs. Harden also serves as Corporate Secretary for NJR's Board of Directors. She is a graduate of the UCLA School of Law and earned both her bachelor's and master's degrees from the University of Alabama in Birmingham. She is a member of the American Bar Association, the New Jersey Bar Association, the American Society of Corporate Secretaries, the Board of Trustees for Monmouth University and the Board of New Jersey Manufacturers Insurance Company. Glenn C. Lockwood Senior Vice President & Chief Financial Officer New Jersey Resources Mr. Lockwood joined New Jersey Resources (NJR) in 1988 and is responsible for NJR's overall financial management. Areas that report to him include: financial, tax, treasury, corporate development, investor relations, shareholder services and technology. He also serves as Chief Financial Officer of NJR Capital, the subsidiary responsible for real estate holdings and energy-related investments. Before being promoted to CFO, he held the positions of Vice President, Controller and Chief Accounting Officer at NJR. Mr. Lockwood worked for Deloitte & Touche, LLP, before joining NJR. He received his bachelor's degree in accounting from St. Peters College in 1983. He is a Certified Public Accountant and is a member of both the New Jersey Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

Appendix B: Our Management Team Mariellen Dugan Vice President and General Counsel New Jersey Resources Ms. Dugan joined New Jersey Resources (NJR) in December 2005. In addition to legal matters, her responsibilities include corporate governance, compliance, insurance and rights of way and claims. Prior to her time at NJR, Ms. Dugan served prominent roles in the New Jersey Office of the Attorney General including Chief of Staff and First Assistant Attorney General. She is also a veteran litigator in private practice and has taught as an adjunct professor of law at Seton Hall Law School. Ms. Dugan attended Montclair State University, where she received her undergraduate degree and graduated summa cum laude. She then went on to Seton Hall Law School where she graduated magna cum laude with a law degree in 1991. Rhonda M. Figueroa Assistant Corporate Secretary New Jersey Resources Ms. Figueroa joined New Jersey Resources (NJR) in 1981. Her responsibilities include serving as the secretary to the Board of Directors of NJR and its subsidiaries as well as various internal committees. She also serves as the company's registered agent and keeper of records. She graduated with a bachelor's degree in business from the Richard Stockton College of New Jersey and a master's in business administration from Monmouth University. Ms. Figueroa is a member of the Society of Corporate Secretaries and Governance Professionals.

Appendix B: Our Management Team Timothy C. Hearne Jr. Senior Vice President and Treasurer NJR Service Mr. Hearne joined New Jersey Natural Gas in 1985 and heads the financial services business unit of NJR Service. His areas of responsibility include: finance, accounting, supply chain management and the companywide quality management initiative. He holds a bachelor's degree from The College of New Jersey and a master's degree from Rutgers Graduate School of Management. Mr. Hearne is a Certified Public Accountant, a member of the American Institute of Certified Public Accountants, the New Jersey Society of Certified Public Accountants and the Financial Executive Institute. He currently serves on the boards of the New Jersey Utility Association and Brookdale Community College Foundation. Thomas J. Massaro Vice President - Corporate Strategy NJR Service Mr. Massaro joined New Jersey Natural Gas (NJNG) in 1989 as a Management Engineer and has held several positions in marketing, operations and customer service. Prior to assuming his current position in 2004, he had been Director of Operations at NJRHS, since it was transferred from NJNG in 2000. A member of Quality New Jersey, Mr. Massaro attended Drexel University, receiving a bachelor's degree in mechanical engineering in June 1989.

Appendix B: Our Management Team George C. Smith Jr. Vice President - Internal Audit NJR Service Mr. Smith joined New Jersey Resources in 1984 as an Associate Auditor, and in his most recent role as Director - Internal Audit, has systematically redefined the internal audit function at NJR. He is certified as an internal auditor and fraud examiner. Mr. Smith has a bachelor's degree in accounting from Monmouth University, and is a member of the Association of Certified Fraud Examiners and the Institute of Internal Auditors. Deborah G. Zilai Vice President - Corporate Services NJR Service After a 20-year career with IBM, Mrs. Zilai joined New Jersey Resources (NJR) in 1996. Her current responsibilities include implementation of NJR's Commitment to Stakeholders and the management of all business-related technology. Her education and training include earning a bachelor's degree in mathematics from Cedar Crest College and completing over 2,000 hours of business and technical training from IBM. She serves on the Technology Advisory Council and the Leadership Council for the American Gas Association, and is on the Computer Science Advisory Board at Brookdale Community College. Mrs. Zilai is also on the Board of Directors of Family & Children Services, serving on the Policy and Program Committee.

Appendix B: Our Management Team Kathleen F. Kerr Vice President - Marketing and Customer Services New Jersey Natural Gas Mrs. Kerr is responsible for marketing and customer services at New Jersey Natural Gas (NJNG). Prior to joining NJNG in 2005, Mrs. Kerr was Director - Customer Services for Newark, N.J.-based Public Service Electric and Gas (PSE&G), one of the largest combined electric and gas companies in the United States. During her 19 years at PSE&G, she held various positions in customer services and other areas of the utility. Mrs. Kerr attended the Harvard Business School Program for Management Development and holds a bachelor's degree in business administration from Villanova University. Craig Lynch Vice President - Energy Delivery New Jersey Natural Gas Mr. Lynch joined New Jersey Natural Gas (NJNG) in 1984 and is responsible for the maintenance and expansion of NJNG's distribution system, engineering, transmission system maintenance, regular design and maintenance, the operation of two liquefied natural gas facilities and the storeroom, meter shop and transportation pool. He earned a bachelor's degree in chemical engineering from West Virginia University. Mr. Lynch currently serves on the Operating Section Managing Committee and the Integrity Management Steering Group for the American Gas Association. He is also a member of the American Institute of Chemical Engineers.

Appendix B: Our Management Team Mark R. Sperduto Vice President - Regulatory Affairs New Jersey Natural Gas Mr. Sperduto joined New Jersey Natural Gas (NJNG) in March 2005 and is responsible for regulatory affairs and supports initiatives on key issues such as price stability, customer choice and improved service. Prior to joining NJNG, Mr. Sperduto was Director - Corporate Issues for Newark, N.J.-based Public Service Electric and Gas, one of the largest combined electric and gas companies in the United States. He holds a bachelor's degree in business administration from Seton Hall University and an MBA from Rutgers University. Joseph P. Shields Senior Vice President - Energy Services New Jersey Natural Gas NJR Energy Services As head of the energy services business unit, Mr. Shields is responsible for natural gas supply acquisitions, negotiating transportation agreements and monitoring natural gas control activities as well as regulated wholesale marketing activity for New Jersey Natural Gas (NJNG). Mr. Shields holds a bachelor's degree in business administration from Stockton State College. Before joining NJNG in 1983, he worked at the New Jersey Board of Public Utilities as a rate analyst.

Appendix B: Our Management Team Stephen D. Westhoven Vice President NJR Energy Services Mr. Westhoven joined New Jersey Natural Gas in 1990, working in the engineering and gas supply departments, before his promotion to Director - Energy Trading of NJR Energy Services (NJRES). He is currently responsible for the procurement and maximization of NJRES' capacity and gas sales. His contributions have played a key role in the growth of NJRES. Mr. Westhoven earned a bachelor's degree in mechanical engineering from Catholic University.